                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549


                                   FORM 8-K


                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                                MARCH 17, 2000
                                --------------
               (Date of Report--Date of Earliest Event Reported)


                               D.R. HORTON, INC.
                               -----------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                       1-14122                  75-2386963
         --------                       -------                  ----------
(State or Other Jurisdiction)         (Commission               (IRS Emplyer
    of Incorporation)                 File Number)           Identification No.)


          1901 ASCENSION BOULEVARD, SUITE 100, ARLINGTON, TEXAS 76006
          -----------------------------------------------------------
                   (Address of Principal Executive Offices)


                               (817) 856-8200
                               --------------
             (Registrant's Telephone Number, Including Area Code)


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

     Exhibit 1.1 hereto is the Underwriting Agreement, dated as of March 15, 2000, among D.R. Horton, Inc., the Guarantors named therein and Morgan Stanley & Co. Incorporated.

     Exhibit 4.1 hereto is the Eighth Supplemental Indenture, dated as of March 21, 2000, to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005 of D.R. Horton, Inc.

     Exhibit 12.1 hereto is the statement of computation of ratios of earnings to fixed charges.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) EXHIBITS.

         1.1 Underwriting Agreement, dated as of March 15, 2000, among D.R. Horton, Inc., the Guarantors named therein and Morgan Stanley & Co. Incorporated.

         4.1 Eighth Supplemental Indenture, dated as of March 21, 2000, executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005 of D.R. Horton, Inc.

        12.1 Statement of computation of ratios of earnings to fixed charges.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 17, 2000



                                       D. R. HORTON, INC.



                                       By: /s/ Donald R. Horton
                                           ---------------------
                                           Donald R. Horton
                                           Chairman of the Board